                                                                   Exhibit 10.17


                            FIRST AMENDMENT AGREEMENT

         This First Amendment Agreement is made as of the 22nd day of March, 2002, by and among RES-CARE, INC., a Kentucky corporation ("Res-Care"), those subsidiaries of Res-Care named in SCHEDULE 1 to the Credit and Security Agreement, as defined herein, (together with Res-Care, collectively "Borrowers", and individually, "Borrower"), the lending institutions named in SCHEDULE 2 to the Credit and Security Agreement, as defined herein (collectively, "Banks", and individually, "Bank"), NATIONAL CITY BANK OF KENTUCKY, as Agent for the Banks under the Credit and Security Agreement ("Agent"), BANK ONE, KENTUCKY, N.A., as syndication agent for the Banks under the Credit and Security Agreement ("Syndication Agent"), and U.S. BANK, NATIONAL ASSOCIATION, as documentation agent for the Banks under the Credit and Security Agreement ("Documentation Agent").

         WHEREAS, Borrowers, Banks, Agent, Syndication Agent and Documentation Agent are parties to a certain Credit and Security Agreement dated as of November 15, 2001, as it may from time to time be amended, restated or otherwise modified (the "Credit and Security Agreement");

         WHEREAS, Borrowers, Banks, Agent, Syndication Agent and Documentation Agent desire to amend the Credit and Security Agreement to modify certain provisions thereof; and

         WHEREAS, each term used herein shall be defined in accordance with the Credit and Security Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable considerations, Borrowers, Banks, Agent, Syndication Agent and Documentation Agent agree as follows:

         1. Article I of the Credit and Security Agreement is hereby amended to delete the definition of "Borrowing Base" therefrom in its entirety with the following being inserted in place thereof:

                  "Borrowing Base" shall mean an amount not in excess of eighty percent (80%) of the amount due and owing on Eligible Accounts Receivable.

         2. Article I of the Credit and Security Agreement is hereby amended to delete the definition of "Consolidated EBITDA" therefrom in its entirety with the following being inserted in place thereof:

                  "Consolidated EBITDA" shall mean, for any period, on a Consolidated basis and in accordance with GAAP, Consolidated Net Earnings minus any interest income for such period plus the aggregate amounts deducted in determining such Consolidated Net Earnings in respect of (a) income taxes, (b) Consolidated Interest Expense, and (c) Consolidated Depreciation and Amortization Charges. For purposes of determining Consolidated EBITDA for any rolling period of four (4) fiscal quarters, (i) a special charge in the amount of One Million Seven Hundred Twenty-Nine Thousand Dollars ($1,729,000) should be added to Consolidated Net Earnings, provided that the One Million Seven Hundred Twenty-Nine Thousand Dollars ($1,729,000) charge shall not be added to Consolidated Net Earnings after the quarter ended December 31, 2001; (ii) extraordinary loss taken by Res-Care in the amount of Three Thousand Dollars ($3,000) in connection with the extraordinary loss on debt extinguishment (net of taxes) and the extraordinary gain on redemption of the convertible subordinated notes (net of taxes) should be added to Consolidated Net Earnings, (iii) a one-time non-recurring Receivable reserve charge of Fifteen Million Five Hundred Thousand Dollars ($15,500,000) should be added to Consolidated Net Earnings, and
         (iv) a one-time non-recurring insurance reserve charge of Six Million Five Hundred Thousand Dollars ($6,500,000) should be added to Consolidated Net Earnings; provided that any charges pursuant (ii),
         (iii) or (iv) above shall not be added to Consolidated Net Earnings after the quarter ending September 30, 2002.

         3. Article I of the Credit and Security Agreement is hereby amended to delete the definition of "Eligible Accounts Receivable" therefrom in its entirety with the following being inserted in place thereof:

                  "Eligible Account Receivable" shall mean an account receivable of a Borrower to the extent arising out of sales and services performed by such Borrower, that, at all times until it is collected in full, continuously meets the following requirements: (a) arose in the ordinary course of a Borrower's business from the performance of services or bona fide sale of goods that have been performed for or shipped to the Account Debtor; (b) is not due from any Account Debtor with respect to which a Borrower has received any written notice of the filing of a bankruptcy; (c) is not subject to an assignment, pledge, claim, mortgage, lien, or security interest of any type except that granted to or in favor of Agent and the Banks; (d) is not the subject of any instrument or chattel paper offered in payment thereof unless such instrument or chattel paper is pledged to Agent on terms satisfactory to Agent; (e) is not an account receivable due from any affiliate, shareholder or employee of a Borrower; (f) is not a Foreign Account Receivable unless such Foreign Account Receivable is backed by a letter of credit on terms satisfactory to Agent; (g) is not evidenced by a promissory note or any other negotiable instrument unless such promissory note or negotiable instrument is pledged to Agent on terms satisfactory to Agent; (h) is not a Health Care Receivable unless such Health Care Receivable is subject to (1) procedures for cash management and (2) perfection under the UCC, each satisfactory to Agent in its reasonable discretion; (i) has not been identified as greater than one hundred twenty (120) days on the accounts receivable aging report furnished to Agent pursuant to Section 5.3(j); (j) is not an account receivable which represents reconciliation items; and (k) Agent, for the benefit of the Banks, has a valid and enforceable first security interest in the Account. Agent agrees that, as of the Closing Date, procedures exist that are acceptable to Agent with respect to cash management and perfection under the UCC for Health Care Receivables in existence on the Closing Date. Notwithstanding anything to the contrary contained in this Agreement, Agent shall have the continuing right, to be reasonably exercised, to require Borrowers to comply with the Federal Assignment of Claims Act or any comparable state or local government statute or regulation with respect to any Borrower's Government Accounts Receivable.

         4. The Credit and Security Agreement is hereby amended by inserting the following new definition into Article I thereof:

                  "Outlook America Acquisition" shall mean the acquisition by RSCR West Virginia, Inc. of Outlook America of West Virginia, Inc. which closed on or about January 9, 2002.

         5. Section 5.3(a) of the Credit and Security Agreement is hereby amended to delete the word "thirty (30)" in the first sentence thereof, and by inserting in place thereof "thirty-five (35)".

         6. Section 5.3 of the Credit and Security Agreement is hereby further amended to delete the word "and" at the end of subparagraph (h) thereof, to replace the "." at the end of subparagraph (i) thereof with a "; and" and by inserting a new subparagraph (j) thereof as follows:

                  (j) within thirty-five (35) days after the end of each month, an accounts receivable aging report in form and substance satisfactory to Agent and signed by a Financial Officer of Res-Care.

         7. Section 5.11 of the Credit and Security Agreement is hereby amended to delete the word "or" at the end of subparagraph (xvii) thereof, to replace the "." at the end of subparagraph (xviii) thereof with a "; or" and by inserting a new subparagraph (xix) thereof as follows:

                  (xix) a loan from Alternative Youth Services, Inc., to Children and Family Services Corporation for a period not to exceed five (5) years and in a maximum aggregate amount of not more than One Million Two Hundred Thousand Dollars ($1,200,000).

         8. The Credit and Security Agreement is hereby amended by inserting the following sentence at the end of Section 5.13:

                  Notwithstanding anything to the contrary contained in this
         Section 5.13, the Banks acknowledge and consent to the Outlook America Acquisition, and the consideration paid for the Outlook America Acquisition shall not be included in the maximum acquisition consideration calculation in this Section 5.13.

         9. On or before forty-five (45) days after the effective date of this First Amendment Agreement, Borrowers shall engage an independent third party firm, reasonably acceptable to the Required Banks, to review and report on the condition of the Borrowers' Receivable billing, documentation, collection and monitoring control systems and such other issues related to Receivables booked within the past twelve (12) months, the scope and form of such review and report shall be in the reasonable discretion of the Required Banks ("Systems Report").

         10. As a condition precedent to the effectiveness of this First Amendment Agreement, Borrowers shall:



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

                  (a) pay to Agent for the benefit of each Bank approving this First Amendment Agreement, an amendment fee equal to fifteen (15) basis points payable on the respective Commitment amount of such Bank; and

                  (b) pay all reasonable legal fees and expenses of Agent incurred in connection with this First Amendment Agreement.

         11. Upon receipt of the Systems Report and meeting with the Borrowers, Agent, at the direction of the Required Banks, may either (a) with the consent of the Borrowers, such consent not to be unreasonably withheld, modify the Borrowing Base, as deemed necessary by the Required Banks in their reasonable discretion, or (b) modify the Borrowing Base without the Borrowers' consent, if the Required Banks determine in their reasonable discretion that the Systems Report demonstrates a material adverse change to the Banks' Collateral position. Any modification to the Borrowing Base attributable to Agent and the Required Banks exercising their rights pursuant to this Section 11(b) shall become effective one hundred eighty (180) days from the date notice is provided to Borrowers of such modification by Agent on behalf of the Required Banks.

         12. Each Borrower hereby represents and warrants to Agent and the Banks that (a) such Borrower has the legal power and authority to execute and deliver this First Amendment Agreement; (b) the officers executing this First Amendment Agreement have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by such Borrower and the performance and observance by such Borrower of the provisions hereof do not violate or conflict with the organizational agreements of such Borrower or any law applicable to such Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against such Borrower; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this First Amendment Agreement or by the performance or observance of any provision hereof; (e) no Borrower is aware of any claim or offset against, or defense or counterclaim to, any Borrowers' obligations or liabilities under the Credit and Security Agreement or any Related Writing; and (f) this First Amendment Agreement constitutes a valid and binding obligation of each Borrower in every respect, enforceable in accordance with its terms.

         13. In consideration of this First Amendment Agreement, each Borrower hereby waives and releases Agent and each Bank and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all such claims, offsets, defenses and counterclaims of which such Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

         14. Each reference that is made in the Credit and Security Agreement or any other writing to the Credit and Security Agreement shall hereafter be construed as a reference to the Credit and Security Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit and Security Agreement shall remain in full force and effect and be unaffected hereby. This First Amendment Agreement is a Related Writing as defined in the Credit and Security Agreement.


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

         15. This First Amendment Agreement may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         16. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

           [The remainder of this page is intentionally left blank.]




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


         17. JURY TRIAL WAIVER. BORROWERS, AGENT AND EACH OF THE BANKS WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT AND THE BANKS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY AGENT'S OR ANY BANK'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT AMONG BORROWERS, AGENT AND THE BANKS, OR ANY THEREOF.

Address: 101 South Fifth Street              NATIONAL CITY BANK OF KENTUCKY,
         Louisville, Kentucky  40202         as Agent and as a Bank
         Attn: Deroy Scott
                                             By:
                                                --------------------------------
                                             Title:
                                                  ------------------------------


Address: 416 W. Jefferson Street, 2nd Floor  BANK ONE, KENTUCKY, N.A.,
         Louisville, Kentucky  40202              as Syndication Agent
         Attn:
              -----------------------------
                                             By:
                                                --------------------------------
                                             Title:
                                                   -----------------------------


Address: 1 Financial Square                  U.S. BANK, NATIONAL ASSOCIATION,
         Louisville, Kentucky 40202-3322     as Documentation Agent
         Attn:
               ----------------------------
                                             By:
                                                 -------------------------------
                                             Title:
                                                    ----------------------------


Address: 677 Washington Boulevard            UBS AG, Stamford Branch
         Stamford, Connecticut  06901
         Attn:                               By:
               ----------------------------     --------------------------------
                                             Title:
                                                   -----------------------------

                                             and by:
                                                    ----------------------------
                                             Title:
                                                    ----------------------------

Address: 425 Lexington Avenue                LEHMAN COMMERCIAL PAPER INC.
         Room 2533
         New York, New York 10017
         Attn: Michelle Swanson              By:
                                                --------------------------------
                                             Title:
                                                    ----------------------------




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


Address: 10140 Linn Station Road             RES-CARE, INC.
         Louisville, Kentucky 40223-3813
         Attn:                               By:
              -----------------------------      -------------------------------
                                                    L. Bryan Shaul
                                             Title: Executive Vice President
                                                    of Finance and
                                                    Administration, Chief
                                                    Financial Officer &
                                                    Assistant Treasurer

ALTERNATIVE CHOICES, INC.
BALD EAGLE ENTERPRISES, INC.
CAPITAL TX INVESTMENTS, INC.
CATX PROPERTIES, INC.
CNC/ACCESS, INC.
COMMUNITY ADVANTAGE, INC.
COMMUNITY ALTERNATIVES ILLINOIS, INC.
COMMUNITY ALTERNATIVES INDIANA, INC.
COMMUNITY ALTERNATIVES KENTUCKY, INC.
COMMUNITY ALTERNATIVES MISSOURI, INC.
COMMUNITY ALTERNATIVES NEBRASKA, INC.
COMMUNITY ALTERNATIVES TEXAS PARTNER, INC.
COMMUNITY ALTERNATIVES VIRGINIA, INC.
EDUCARE COMMUNITY LIVING-TEXAS LIVING CENTERS, INC.
J. & J. CARE CENTERS, INC.
NORMAL LIFE, INC.
PEOPLESERVE, INC.
RAISE GEAUGA, INC.
RES-CARE ALABAMA, INC.
RES-CARE CALIFORNIA, INC. d/b/a RCCA SERVICES
RES-CARE ILLINOIS, INC.
RES-CARE KANSAS, INC.
RES-CARE NEW JERSEY, INC.
RES-CARE NEW MEXICO, INC.
RES-CARE OHIO, INC.
RES-CARE OKLAHOMA, INC.
RES-CARE OTHER OPTIONS, INC.
RES-CARE PREMIER, INC.
RES-CARE PREMIER CANADA, INC.
RES-CARE TENNESSEE, INC.
RES-CARE TRAINING TECHNOLOGIES, INC.
RES-CARE WASHINGTON, INC.
ROCKCREEK, INC.
RSCR CALIFORNIA, INC.
RSCR INLAND, INC.
RSCR WEST VIRGINIA, INC.
SOUTHERN HOME CARE SERVICES, INC.
TANGRAM REHABILITATION NETWORK, INC.
TEXAS HOME MANAGEMENT, INC.




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



THM HOMES, INC.
BRINKLEY GROUP HOMES, INC.
BAKER MANAGEMENT, INC.
BOLIVAR DEVELOPMENTAL TRAINING CENTER, INC.
BOLIVAR ESTATES, INC.
EBENEZER ESTATES, INC.
FORT MASON ESTATES, INC.
HILLSIDE ESTATES, INC.
HYDESBURG ESTATES, INC.
INDIVIDUALIZED SUPPORTED LIVING, INC.
MEADOW LANE ESTATES, INC.
MISSOURI PROGRESSIVE SERVICES, INC.
OAK WOOD SUITES OF BOLIVAR, INC.
OAKVIEW ESTATES OF BOLIVAR, INC.
PEBBLE CREEK ESTATES, INC.
RIVER BLUFF ESTATES, INC.
SHA-REE ESTATES, INC.
SKYVIEW ESTATES, INC.
UPWARD BOUND, INC.
WILLARD ESTATES, INC.
CAREERS IN PROGRESS, INC.
EDUCARE COMMUNITY LIVING-NORMAL LIFE, INC.
NORMAL LIFE OF CALIFORNIA, INC.
NORMAL LIFE OF CENTRAL INDIANA, INC.
NORMAL LIFE FAMILY SERVICES, INC.
NORMAL LIFE OF GEORGIA, INC.
NORMAL LIFE OF LAFAYETTE, INC.
NORMAL LIFE OF LAKE CHARLES, INC.
NORMAL LIFE OF LOUISIANA, INC.
NORMAL LIFE OF SOUTHERN INDIANA, INC.
RES-CARE FLORIDA, INC.
EDUCARE COMMUNITY LIVING CORPORATION-AMERICA
PSI HOLDINGS, INC.
VOCA CORPORATION OF AMERICA
VOCA RESIDENTAL SERVICES, INC.
B.W.J. OPPORTUNITY CENTERS, INC.
THE CITADEL GROUP, INC.
EDUCARE COMMUNITY LIVING CORPORATION-GULF COAST EDUCARE COMMUNITY LIVING CORPORATION-MISSOURI EDUCARE COMMUNITY LIVING CORPORATION-NEVADA EDUCARE COMMUNITY LIVING CORPORATION-NEW MEXICO EDUCARECOMMUNITY LIVING
CORPORATION-NORTH CAROLINA EDUCARE COMMUNITY LIVING CORPORATION-TEXAS VOCA CORP. VOCA CORPORATION OF FLORIDA
VOCA CORPORATION OF INDIANA
VOCA CORPORATION OF MARYLAND


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


VOCA CORPORATION OF NEW JERSEY
VOCA CORPORATION OF NORTH CAROLINA
VOCA CORPORATION OF OHIO
VOCA CORPORATION OF WASHINGTON, D.C.
VOCA CORPORATION OF WEST VIRGINIA, INC.


By:
   -----------------------------------------
         L. Bryan Shaul
Title:   Assistant Treasurer


THE ACADEMY FOR INDIVIDUAL EXCELLENCE, INC.
ALTERNATIVE YOUTH SERVICES, INC.
RES-CARE AVIATION, INC.
GENERAL HEALTH CORPORATION
YOUTHTRACK, INC.
EMPLOY-ABILITY UNLIMITED, INC.


By:
   -----------------------------------------
         L. Bryan Shaul
Title:   Treasurer


EDUCARE COMMUNITY LIVING LIMITED PARTNERSHIP
By:      Community Alternatives Texas Partner, Inc.
Its:     General Partner


         By:
            -----------------------------------------
                  L. Bryan Shaul
         Title:   Assistant Treasurer

NORMAL LIFE OF INDIANA
By:      Normal Life of Central Indiana, Inc.
         one of its General Partners

         By:
            -----------------------------------------
                  L. Bryan Shaul
         Title:   Assistant Treasurer

and

By:      Normal Life of Southern Indiana, Inc.
         the other General Partner


         By:
            -----------------------------------------
                  L. Bryan Shaul
         Title:   Assistant Treasurer


VOCA OF INDIANA, LLC, a limited liability company


By:
   -----------------------------------------
         L. Bryan Shaul
Title:   Assistant Treasurer



CREATIVE NETWORKS, LLC


By:
   -----------------------------------------
         L. Bryan Shaul
Title:   Manager





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